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                                                                   EXHIBIT 10(g)




                      FLOWERS INDUSTRIES, INC. NONEMPLOYEE
                             DIRECTORS' EQUITY PLAN




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                                TABLE OF CONTENTS

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ARTICLE I.  DEFINITIONS......................................................... 1

ARTICLE II.  PURPOSE............................................................ 2

ARTICLE III.  ELECTION TO PARTICIPATE........................................... 2
         3.1.     Eligibility................................................... 2
         3.2.     Election to Participate....................................... 2
         3.3.     Amount of Participation....................................... 3
         3.4.     Minimum Level of Participation For Investment
                  in Options.................................................... 3

ARTICLE IV.  OPTIONS............................................................ 3
         4.1.     Grant of Options.............................................. 3
         4.2.     Written Agreement............................................. 3
         4.3.     Exercisability of Options..................................... 3
         4.4.     Term.......................................................... 3
         4.5.     Early Vesting................................................. 3
         4.6.     Exercise Price................................................ 4
         4.7.     Payment....................................................... 4
         4.8.     Option Nontransferable........................................ 4

ARTICLE V.  CHANGE IN CONTROL................................................... 4

ARTICLE VI.  ADMINISTRATION, AMENDMENT AND TERMINATION.......................... 6
         6.1.     Administration................................................ 6
         6.2.     Amendment and Termination..................................... 6
         6.3.     Amendment of Options.......................................... 6

ARTICLE VII.  SHARES SUBJECT TO PLAN............................................ 7
         7.1.     Shares Subject to Plan........................................ 7
         7.2.     Adjustments................................................... 7

ARTICLE VIII.  GENERAL PROVISIONS............................................... 8
         8.1.     Governing Law................................................. 8
         8.2.     Miscellaneous................................................. 8
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                      FLOWERS INDUSTRIES, INC. NONEMPLOYEE
                             DIRECTORS' EQUITY PLAN

                  The Flowers Industries, Inc. Nonemployee Directors' Equity Plan ("Plan") is effective as of June 29, 1997, subject to approval of shareholders at the 1997 annual meeting.


                             ARTICLE I. DEFINITIONS

                  Whenever the following terms are used in this Plan they shall have the meanings specified below unless the context clearly indicates to the contrary:

                  (a) "Administrator": The Compensation Committee of the Board or any successor committee designated by the Board.

                  (b) "Board": The Board of Directors of the Company.

                  (c) "Change of Control": The meaning set forth in Article V.

                  (d) "Code": The Internal Revenue Code of 1986, as amended.

                  (e) "Company": Flowers Industries, Inc. or any successor or successors thereto.

                  (f) "Director": An individual duly elected or chosen as a Director of the Company who is not also an employee of the Company or any of its subsidiaries.

                  (g) "Fair Market Value": With respect to a Share, as of any given date, unless otherwise determined by the Administrator in good faith, the mean between the highest and lowest quoted selling price, regular way, of a Share on the New York Stock Exchange, or if no such sale of Shares occurs on the New York Stock Exchange on such date, the fair market value of the Shares as determined by the Administrator in good faith.

                  (h) "Option": An option to purchase Shares granted pursuant to
         Section 4.1.



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                  (i) "Participation Agreement": The agreement submitted by a
         Director to the Administrator in which a Director may specify his or her election to invest all or a portion of his or her Retainer in Options.

                  (j) "Plan": The Plan set forth in this instrument as it may from time to time be amended.

                  (k) "Plan Year": The fiscal year of the Company.

                  (l) "Retainer": The portion of a Director's annual compensation that is payable without regard to number of Board or committee meetings attended or committee positions.

                  (m) "Shares": The Company's fully paid, non-assessable common stock. Shares may be shares of original issuance or treasury shares or a combination of the foregoing.

                  (n) "Valuation Date": The date of the meeting of the Compensation Committee of the Board first preceding the first day of a Plan Year.


                               ARTICLE II. PURPOSE

                  The purpose of this Plan is to provide Directors with opportunities to invest amounts of their Retainer in Options in order to further align the interests of Directors with the shareholders of the Company and thereby promote the long-term success and growth of the Company.


                      ARTICLE III. ELECTION TO PARTICIPATE

                  3.1. Eligibility. All individuals who are Directors as of the first day of a Plan Year may participate in the Plan for such Plan Year. A Director may elect to participate for any Plan Year in accordance with Section
3.2 of this Article. A Director's entitlement to participate as to future investments shall cease with respect to the Plan Year following the Plan Year in which he or she ceases to be a Director.

                  3.2. Election to Participate. A Director who desires to participate in this Plan with respect to the Retainer payable


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for such Plan Year must complete and deliver a Participation Agreement to the
Administrator before the first day of the Plan Year for which such Retainer would otherwise be paid. A Participation Agreement that is timely delivered shall be effective for the succeeding Plan Year and in addition, except as otherwise specified by a Director in his or her Participation Agreement, shall continue to be effective from Plan Year to Plan Year until revoked or modified by written notice to the Administrator or until terminated automatically upon the termination of the Plan. In order to be effective to revoke or modify a Participation Agreement with respect to the Retainer for a Plan Year, a revocation or modification must be delivered prior to the first day of the Plan Year for which such Retainer is payable.

                  3.3. Amount of Participation. A Director shall designate on the Participation Agreement the dollar amount of his or her Retainer that he or she has elected to invest in Options under this Plan.

                  3.4. Minimum Level of Participation For Investment in Options. A Director shall be permitted to invest in Options under this Plan only if for the Plan Year involved the total amount of the Retainer for the Director that is invested in Options for the Plan Year equals at least twenty-five (25) percent of the Retainer of the Director for such Plan Year.


                               ARTICLE IV. OPTIONS

                  4.1. Grant of Options. To the extent a Director elects to invest all or a portion of his or her Retainer for a Plan Year in Options, an Option shall be granted on the first day of such Plan Year for that number of Shares equal to 150% of the amount of the Retainer invested divided by the value of an Option for one Share on the Valuation Date. For this purpose, value shall be determined by the Black-Scholes option pricing model, as applied by the Administrator. To the extent that the application of the foregoing formula would result in an Option covering a fractional Share, the number of Shares covered by the Option shall be rounded up.

                  4.2. Written Agreement. Each grant of Options shall be evidenced by a written agreement in such form as approved by


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the Administrator and shall be subject to the additional terms and conditions set forth in this Article IV.

                  4.3. Exercisability of Options. Subject to the expiration or earlier termination of the Option, 100% of the Option shall become exercisable on the first anniversary of the date of grant.

                  4.4. Term. An Option shall expire ten years from the date the Option is granted and shall be subject to earlier termination as hereinafter provided. Once an Option becomes exercisable, it may thereafter be exercised, wholly or in part, at any time prior to its expiration or termination. In the event of the Director's termination from service on the Board, other than as provided in Section 4.5, an outstanding Option may be exercised only to the extent it was exercisable on the date of such termination and shall expire two years after such termination, or on its stated expiration date, whichever occurs first. Notwithstanding the above, in the event of a termination for cause as determined by the Administrator, all unexercised Options shall be forfeited.

                  4.5. Early Vesting. Upon the occurrence of any of the following events, the Option shall become immediately and fully exercisable: the death of the Director, the disability of the Director, or a Change in Control. The Option shall expire two years after such event, or on its stated expiration date, whichever occurs first.

                  4.6. Exercise Price. The exercise price of an Option granted to a Director shall be equal to the Fair Market Value per Share on the date of grant.

                  4.7. Payment. An Option may be exercised by a Director only upon payment to the Company in full of the exercise price of the Option corresponding to the portion of the Option to be exercised. Such payment shall be made in cash or in Shares previously owned by the Director for more than six months, or in a combination of cash and such Shares.

                  4.8. Option Nontransferable. Unless otherwise determined by the Administrator, the Option shall be neither transferable nor assignable by the Director other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Director, only by the Director, or in the event of his or her legal incapacity, by his or her guardian or legal representative acting on behalf of the Director in a fiduciary capacity under the state law and court supervision.



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                          ARTICLE V. CHANGE IN CONTROL

                  For purposes of this Plan, a "Change in Control" means the first to occur of the following events:

         (1) The Company enters into an agreement which provides for the Company becoming a subsidiary of another corporation or entity or being merged with or consolidated into another corporation or entity (other than a corporation wholly owned by the Company) or the sale of substantially all of the assets of the Company to another corporation or entity;

         (2) Any person, corporation, partnership or other entity, either alone or in conjunction with its "affiliates" as that term is defined in Rule 405 of the General Rules and Regulations under the Securities Act of 1933, as amended (the "Act"), or any other group of persons, corporations, partnerships or other entities who are not "affiliates" as defined but who are acting in concert, are determined to own of record or beneficially securities of the Company which represent twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities entitled to vote for the election of Directors, if such ownership was not approved in advance by a vote of at least three-quarters of the Continuing Directors as defined below; provided, however, that for purposes of determining the ownership of any group as described above or any member thereof, no such group or member shall be deemed to be the beneficial owner of Shares:

                  a. which were beneficially owned by a member on March 17, 1989 and continue to be beneficially owned by any member or any affiliate or associate thereof as of the date of the formation of the group;


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                  b.         initially acquired by a member or an affiliate or
                             associate thereof after March 17, 1989 by bona fide gift, inheritance, or as a result of a stock dividend, split or in a similar transaction in which no consideration was exchanged;

                  c. initially acquired by a member or an affiliate or associate thereof after March 17, 1989 pursuant to the exercise of any options, rights or warrants granted to such person by the Company; or

                  d. beneficially owned by a member or an affiliate or associate thereof pursuant to any employee benefit plan of the Company or any subsidiary of the Company.

         (3) The first to occur of (x) the Board's actual knowledge of, or (y) the reporting to the Commission of, the tender, pursuant to a tender offer or exchange offer other than by the Company, of shares representing twenty-five percent (25%) or more of the Company's then outstanding securities entitled to vote for the election of Directors, whether or not such percentage of tendered securities is subsequently reduced;

         (4) The Board adopts a resolution approving the liquidation or dissolution of the Company;

         (5) Continuing Directors at any time fail to constitute a majority of the Board, and the term "Continuing Directors" shall mean the then current members of the Board who were also members of the Board on December 7, 1987, plus any new directors whose nominations were approved by at least three-quarters of the Continuing Directors in office at the time of the election of any such new directors, other than a nomination of an individual whose initial assumption of office is in connection with an actual or threatened solicitation with respect to the "election or removal of the Board of Directors," as such terms are used in Rule 14a-11 of the Exchange Act; or

         (6) Any other event that a majority of the Continuing Directors determines would be required to be reported in response to
                  Item 6(e) [Voting Securities and Principal Holders Thereof - change in control] of Schedule 14A of Regulation 14A promulgated under Exchange Act, or any successor provision thereof.



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              ARTICLE VI. ADMINISTRATION, AMENDMENT AND TERMINATION

                  6.1. Administration. The Plan shall be administered by the Administrator. The Administrator shall have such powers as may be necessary to discharge its duties hereunder. The Administrator may, from time to time, employ, appoint or delegate to an agent or agents (who may be an officer or officers of the Company) and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be counsel to the Company. The Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided under the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan. No member of the Administrator shall act in respect of his or her own Retainer. All decisions and determinations by the Administrator shall be final and binding on all parties. No member of the Administrator shall be liable for any such action taken or determination made in good faith. All decisions of the Administrator shall be made by the vote of the majority, including actions and writing taken without a meeting. All elections, notices and directions under the Plan by a Director shall be made on such forms as the Administrator shall prescribe.

                  6.2. Amendment and Termination. The Board may alter or amend this Plan from time to time or may terminate it in its entirety; provided, however, that no such action, except for an acceleration of benefits, shall, without the consent of a Director, impair the rights in any Shares issued or to be issued to such Director, as a result of a grant of Options under the Plan; and further provided, that any amendment that must be approved by the shareholders of the Company in order to comply with applicable law or the rules of the principal national securities exchange upon which the Shares are traded or quoted shall not be effective unless and until such approval has been obtained in compliance with such applicable law or rules. Presentation of this Plan or any amendment hereof for shareholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits through plans that are not subject to shareholder approval.



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                  6.3. Amendment of Options. The Administrator shall not,
without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option to reduce the exercise price of the Option. Furthermore, no Option shall be cancelled and replaced with awards having a lower exercise price without further approval of the shareholders of the Company. This Section 6.3 is intended to prohibit the repricing of "underwater" Options and shall not be construed to prohibit the adjustments provided for in
Section 7.2 of this Plan.


                       ARTICLE VII. SHARES SUBJECT TO PLAN

                  7.1. Shares Subject to Plan. Subject to adjustment as provided in this Plan, the total number of Shares which may be issued under this Plan shall be three hundred thousand (300,000).

                  7.2. Adjustments. The Administrator may make or provide for such adjustments in the (a) number of Shares covered by outstanding Options granted or awarded hereunder, (b) prices per share applicable to such Options, and (c) kind of shares covered thereby, as the Administrator in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Directors that otherwise would result from (x) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (y) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation of the Company or other distribution of assets, issuance of rights or warrants to purchase securities of the Company, or (z) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Administrator may provide in substitution for any or all outstanding grants or awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Administrator may on or after the date of grant provide in the agreement evidencing any grant or award under this Plan that the holder of the grant or award may elect to receive an equivalent grant or award in respect of securities of the


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surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Administrator may provide that the holder will automatically be entitled to receive such an equivalent grant or award. The Administrator may also make or provide for such adjustments in the number of shares specified in Section 7.1 of this Plan as the Administrator in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 7.2. This Section 7.2 shall not be construed to permit the re-pricing of any Options in the absence of any of the circumstances described above in contravention of Section 6.3 of this Plan.


                        ARTICLE VIII. GENERAL PROVISIONS

                  8.1. Governing Law. The provisions of this Plan shall be governed by and construed in accordance with the laws of the State of Georgia.

                  8.2. Miscellaneous. Headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of this Plan or any provisions thereof. The use of the singular shall also include within its meaning the plural, and vice versa.



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